Corporate Capital Trust, Inc. 8-K

Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO LOAN AND SERVICING AGREEMENT

(CCT Tokyo Funding LLC)

THIS SECOND AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of November 28, 2017 (this “Amendment”), is entered into by and among CCT TOKYO FUNDING LLC, as the Borrower (the “Borrower”), CORPORATE CAPITAL TRUST, INC., as the Servicer, the Lender identified on the signature pages hereto and SUMITOMO MITSUI BANKING CORPORATION, the Administrative Agent (in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the above-named parties (together with certain other parties) have entered into that certain Loan and Servicing Agreement, dated as of December 2, 2015 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Borrower, the Transferor, the Servicer, each of the Lenders from time to time party thereto, the Collateral Agent and the Administrative Agent;

WHEREAS, pursuant to and in accordance with Section 11.01 of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.

SECTION 2. Amendments.

2.1           The definition of “Applicable Spread” in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

“Applicable Spread” has the meaning assigned to that term in the Lender Fee Letter.

2.2           The definition of “First Lien Loan Asset” in Section 1.01 of the Agreement is amended by deleting the phrase “securing the Loan Asset” in clause (iii) thereof in its entirety and inserting in lieu thereof “securing the Loan Asset and ability to generate cash flow”.

2.3           The definition of “Lien Release Dividend Date” in Section 1.01 of the Agreement is amended by deleting the phrase “date specified by the Borrower” in its entirety and inserting in lieu thereof “date of a Lien Release Dividend specified by the Borrower”.

2.4           The definition of “Maximum Facility Amount” in Section 1.01 of the Agreement is amended by deleting the phrase “$200,000,000” in its entirety and inserting in lieu thereof “$300,000,000”.

2.5           The definition of “Payment Date” in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

“Payment Date” means the 15th day of each March, June, September and December or, if such day is not a Business Day, the next succeeding Business Day, commencing on the Initial Payment Date; provided that the final Payment Date shall occur on the Collection Date; provided further that the Administrative Agent may, in its sole discretion with three (3) Business Days’ prior written notice to the Borrower, the Collateral Agent and the Servicer, déclassé any Business Day a Payment Date if (i)(x) an Event of Default shall have bee declared or (y) after the automatic occurrence of a Facility Maturity Date and (ii) the Administrative Agent or the Lenders have declared the Advances Outstanding and the other Obligations to be immediately due and payable in full in accordance with Section 7.01.

2.6           The definition of “Reinvestment Period” in Section 1.01 of the Agreement is amended by deleting the phrase “December 2, 2017” in its entirety and inserting in lieu thereof “December 2, 2018”.

2.7           The definition of “Restricted Junior Payment” in Section 1.01 of the Agreement is amended by deleting the phrase “except a dividend paid” in its entirety and inserting in lieu thereof “except a dividend or distribution paid”.

2.8           The definition of “Stated Maturity Date” in Section 1.01 of the Agreement is amended by deleting the phrase “December 2, 2020” in its entirety and inserting in lieu thereof “December 2, 2021”.

2.9           Clause (ii) of the definition of “Value Adjustment Event” in Section 1.01 of the Agreement is amended by deleting the phrase “payment default under any Loan Asset” in its entirety and inserting in lieu thereof “payment default with respect to principal and interest under any Loan Asset”.

2.10         Article I of the Agreement is amended by adding the following as new Section 1.05:

SECTION 1.05     Nature of Obligations. The parties hereto intend the Advances made hereunder to be a “loan” and not a “security” for purposes of Section 8-102(15) of the UCC.

2.11         Section 2.10(a) of the Agreement is amended by deleting the phrase “increase of reserve requirements” in its entirety and inserting in lieu thereof “increase or reserve or liquidity requirements”.

2.12         Section 11.13(a) of the Agreement is amended by deleting the phrase “any valuation firm” in its entirety and inserting in lieu thereof “any Approved Valuation Firm”.

2.13         The Commitment of Sumitomo Mitsui Banking Corporation on the cover of the Agreement and on Annex A is amended to be $300,000,000.

SECTION 3. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.

SECTION 4. Representations and Warranties.

The Borrower hereby represents and warrants as of the date of this Amendment as follows:

(a)           this Amendment has been duly executed and delivered by it;

(b)          this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(c)          there is no Event of Default, Unmatured Event of Default, or Servicer Termination Event that is continuing or would result from entering into this Amendment.

SECTION 5. Conditions to Effectiveness.

The effectiveness of this Amendment is subject to receipt by the Administrative Agent of (i) executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment and the fee letter related thereto, (ii) an opinion of counsel to the Borrower in form and substance acceptable to the Administrative Agent and (iii) the fee payable on the date hereof as specified in the fee letter.

SECTION 6. Miscellaneous.

(a)          This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)          The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)          This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)          The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)          Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)           This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:	CCT TOKYO FUNDING LLC

By:
Name: Philip S. Davidson
Title: Authorized Signatory

SERVICER:	CORPORATE CAPITAL TRUST, INC.

By:
Name: Philip S. Davidson
Title: Authorized Signatory

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment – CCT Tokyo Funding LLC]

ADMINISTRATIVE AGENT:	SUMITOMO MITSUI BANKING CORPORATION

By:
Name: Christakis Droussiotis
Title: Managing Director

LENDER:	SUMITOMO MITSUI BANKING CORPORATION

By:
Name: Christakis Droussiotis
Title: Managing Director

[Signature Page to Second Amendment – CCT Tokyo Funding LLC]